                                                                    Exhibit 99.1



ANC RENTAL CORPORATION, ET AL.            CASE NO. 01-11200 JOINTLY ADMINISTERED
     COMBINED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
              For the Period February 1, 2003 to February 28, 2003

                                                                 CURRENT PERIOD ACTIVITY        ACTIVITY - FILING PERIOD TO DATE
                                                              -----------------------------     ----------------------------------
                                                                 ACTUAL         PROJECTED           ACTUAL            PROJECTED
                                                              ------------     ------------     --------------      --------------
Cash - Beginning of Period                                    $ 76,978,000     $ 81,773,000     $  101,226,814      $   99,778,000

Receipts:
           Credit Card and Local Deposits                     $139,904,072     $141,994,000     $2,610,031,596      $2,496,085,000
           Collections of Accounts Receivable                   35,238,901       19,683,000        828,605,819         512,331,000
           Other Receipts                                       35,068,904       37,889,000        453,256,051         317,250,000
                                                              ============     ============     ==============      ==============
Total Receipts                                                $210,211,877     $199,566,000     $3,891,893,466      $3,325,666,000

Disbursements:
           US Trustee Fees Paid                               $          -     $          -     $      383,250                 $ -
    4      Fleet Operating Expenses                             10,581,392       11,089,000        219,510,963         233,609,000
    5a     Personnel - Net Cash Payroll                         17,878,579       18,140,801        337,844,104         308,630,922
    5b     Personnel - Payroll Taxes Paid                        6,924,951        7,026,518        126,846,815         112,784,574
    5c     Personnel - Benefits Payments                         5,600,926        5,683,074         96,699,982          86,358,024
    5d     Personnel - Payments of Garnishments Withheld           151,387          153,607          2,791,709           2,557,725
    6      Travel Expenses Paid                                    661,696          739,000          6,917,161           5,815,000
    7      Fuel Payments For Rental Fleet                        3,908,585        3,937,000         60,049,264          68,231,000
    8      Airport - Agency - Concession Fees Paid              16,975,528       14,223,000        262,490,735         106,296,000
    9      Insurance Payments All                               10,106,447        8,782,000        146,739,279         165,983,000
    11     Facility and Other Fixed Operating Expenses Paid     16,648,862       15,414,000        265,041,244         177,531,000
    13     Travel Agency Tour Operator Commission Payments       8,121,378        7,725,000        112,692,796         115,763,000
    14     Advertising Payments                                  7,579,205        9,366,000         77,322,886          98,534,000
    15     IT Consulting Payments                                5,098,341        8,367,000         73,438,309          55,576,000
    16     IT Other Cash Payments                                1,551,450        1,142,000         29,670,597          77,179,000
    17     Sales Taxes and Other Taxes Paid                     19,303,346       14,976,000        319,922,620         379,782,000
    18     Professional Fees Paid - Ordinary Course              1,363,362        1,206,000         17,967,625           8,192,000
    19     Professional Fees Paid - Bankruptcy Professionals     1,438,985        2,787,000         29,823,668          31,754,000
    20     Other Miscellaneous Operating Expenses Paid           3,746,437        3,241,000        127,414,498          59,683,000
    23     Capital Expenditures                                  2,695,350       10,171,000         18,830,561          80,569,000
    24     Interest and Financing Fees Paid                      2,232,260        1,024,000         29,781,138          19,386,000
    25     Vehicle Holding Costs Paid                           83,724,357       76,976,000      1,132,052,389       1,053,836,000
   25.1    Fleet Purchase Payments and Financing Enhancements    3,261,138        5,000,000        437,252,771         295,959,000
    26     Working Capital Fundings to Subsidiaries                      -                -          4,000,000           6,000,000
                                                              ============     ============     ==============      ==============
Total Disbursements                                           $229,553,962     $227,169,000     $3,935,484,366      $3,550,009,245

Net Cash Flow                                                 $(19,342,086)    $(27,603,000)    $  (43,590,900)     $ (224,343,245)

                                                              ------------     ------------     --------------      --------------
Cash at End of Period                                         $ 57,635,915     $ 54,170,000     $   57,635,914      $ (124,565,245)
                                                              ============     ============     ==============      ==============

Notes: "Projected" amounts for the month of February posted from the 2003 Cash Collateral Budget.

         Beginning Projected Balance for February adjusted to 2003 Cash Collateral Beginning Balance.

         Projected amounts for the Filing Period to Date reflect a combination of:

                  a. original cash budget

                  b. revised cash budget of February 15, 2002

                  c. Cash Collateral Budget of 2003

         Effective July 2002, category 12 "Other" has been combined with Category 20 "Other"

         Effective August 2002, all Insurance payments combined in item 9 "Insurance All"

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY COMBINED BALANCE SHEET
FEBRUARY 28, 2003

                                  ASSETS

Cash & Cash Equivalents                                         $    57,077,332
Restricted Cash                                                         558,583
Receivables, net                                                    119,521,863
Prepaid Expenses                                                     45,139,262
Revenue Earning Vehicles, net                                       (13,140,440)
Property Plant & Equip, net                                         217,528,012
Investment in Subsidiaries                                        3,706,909,350
Other Assets                                                         46,101,613
                                                                ---------------
TOTAL ASSETS                                                    $ 4,179,695,575
                                                                ===============

                    LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                                $   138,534,439
Accrued Liabilities                                                 282,745,563
Insurance Reserves                                                  299,636,858
Other Debt                                                          293,410,803
Deferred Income Taxes                                               253,710,734
Interest Rate Hedges at Fair Value                                   82,260,000
Due to Affiliates                                                   786,247,390
Other Liabilities                                                    79,213,057
                                                                ---------------
    TOTAL LIABILITIES                                             2,215,758,844

Shareholders' Equity                                              1,963,936,731
                                                                ---------------
    TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    $ 4,179,695,575
                                                                ===============

The Summary Combined Balance Sheet represents the combined balance sheets of the legal entity Debtors only and does not include either the elimination of inter-company transactions and investments as required under Generally Accepted Accounting Principles or the balance sheets of the Non-Debtors. Had inter-company transactions been eliminated and the balance sheets of the Non-Debtors, which are also wholly owned subsidiaries, been included and consolidated, Investments in Subsidiary would have been fully eliminated, Due to Affiliates would have been fully eliminated and Shareholders' Equity (Deficit) would have been ($373) million. A non-consolidated combining balance sheet has the effect of artificially inflating inter-company assets, inter-company liabilities and shareholders' equity (deficit). Nevertheless such presentation is required by the Operating Guidelines and Reporting Requirements established by the Office of the United States Trustee.

ANC RENTAL CORPORATION, ET AL.
CASE NUMBER 01-11200 JOINTLY ADMINISTERED              FOR THE ONE              FOR THE PERIOD
COMBINED STATEMENT OF OPERATIONS                       MONTH ENDED                11/13/2001
FOR THE PERIODS AS INDICATED                           FEBRUARY 28,                THROUGH
                                                          2003                    02/28/2003
                                                      -------------             ---------------
Total Revenue                                         $ 139,352,065             $ 2,625,615,049

Direct Operating Costs                                   67,911,127               1,301,684,251
Vehicle Depreciation, net                                56,576,783               1,074,868,703
SGA                                                      33,782,693                 573,397,025
Amortization of Intangibles                                      --                     305,027
Transition Cost                                          (1,639,161)                184,781,816
Interest Income                                             (84,446)                 (3,651,028)
Interest Expense                                          4,561,031                  86,105,741
FMV Stand Alone Caps                                      2,381,576                  45,603,951
Other (income) / expense net                                (66,268)                120,903,513

                                                      -------------             ---------------
Net Income                                            $ (24,071,270)            $  (758,383,950)
                                                      =============             ===============

Note: Obligations incurred by ANC Management Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.